Ex 10.8

             LAND USE CERTIFICATE OF THE PEOPLE'S REPUBLIC OF CHINA

     This certificate fully acknowledges the stipulations mandating all land in the cities of the People's Republic of China is owned by the state.

     This certificate fully acknowledges the stipulations mandating all land in the country-side comprised of farmed plots, crop land and uncultivated land, within the People's Republic of China is owned by the state collectives.

     This certificate fully acknowledges the right of the state to assume control of all land and the operations there upon in the interest of the people and in accordance with the law of the People's Republic of China.

     This certificate fully acknowledges that no individual may in any way buy, appropriate, sell, transfer or lease any land within the People's Republic of
China.

     This certificate fully acknowledges that all parties using land in the
People's Republic of China must do so with the permission of the state and in a manner agreed to by the state.

     This certificate fully acknowledges that the right to use land in the
People's Republic of China is protected by the laws of the People's Republic of
China and must not be infringed upon by any organization or by any individual.

     In full accordance with the above acknowledgments and stipulations, and in full accordance with the laws of the People's Republic of China as cited in
Article 10 of the Constitution of the People's Republic of China and Article 11
of the Land Administration Law of the People's Republic of China to protect the socialist public ownership of land, and after thorough investigation of the petitioning party, this certificate for land use for the parcel of land identified in the body of this document, is granted to the petitioner.

//Seal of Henan province Land Administration Bureau//
                               //Seal of Wuzhi County Land Administration Bureau

                                                           Date: September 1996.

Land Use Certificate No. | |  1996  | |  02250051

                                                Use Certificate of State Owned Land
--------------------------------- ----------------------------------------------------------------------------------
Land User                         Jiaozuo Yi Wan Hotel Co., Ltd.
--------------------------------- ----------------------------------------------------------------------------------
Address                           Maying Village, Zhandian Town, Wuzhi County
--------------------------------- ----------------------------------------------------------------------------------
No. of the Figure
--------------------------------- ----------------------------------------------------------------------------------
No. of the Plot
--------------------------------- ----------------------------------------------------------------------------------
Purpose                           Agriculture
--------------------------------- ----------------------------------------------------------------------------------
Granted for Time of Use           50 years
--------------------------------- ----------------------------------------------------------------------------------
            From J1 to J4 is the neighboring the Administration Bureau of People's Victory Canal.
            From J4 to J5 is the neighboring Wangzhuang village.
            From J5 to J6 J7, J8, J9, J10, J11, J12, J13 is the neighboring Songzhuang village.
Four        From J13 to J14, J15, J16 is the neighboring Jiati village.
Boundaries  From J16 to J17 is the neighboring Zhengzhou----Changping Highway.
            From J17 to J18, J19, J1 is the neighboring Songzhuang village.
----------- --------------------------------------------------------------------------------------------------------
Filled by
                                  //Seal of Wuzhi County Land Administration Bureau//
                                                                                                September 23, 1996.
----------- --------------------------------------------------------------------------------------------------------

                                                     Town Land | |  Square Meters | |
------------------------------------- -------------------------------------------------------------------------------
         Used Area of Land                                       865,833.3 square meters
------------------------------------- -------------------------------------------------------------------------------
    Land Available for Building                                   2,700.0 square meters
------------------------------------- -------------------------------------------------------------------------------
   Shared Right of Use Land Area       N/A
------------------------------------- -------------------------------------------------------------------------------
            Shared Area                N/A
------------------------------------- -------------------------------------------------------------------------------
             Land Grade                N/A
------------------------------------- -------------------------------------------------------------------------------

                                                          Rural Land (mu)
 ------------------------------------ -------------------------------------------------------------------------------
             Total Area                N/A
 ------------------------------------ -------------------------------------------------------------------------------
                                          Areas of Different Types of Land
 --------------------------------------------------------------------------------------------------------------------
          Farm Land             N/A                       Residential Area and Land for      N/A
                                                            Industrial and Mining Use
 ----------------------------- ----------------------- ------------------------------------ -------------------------
           Non-irrigated       N/A                               Area for Enterprises       N/A
           Farm Land
 --------- ------------------- ----------------------- --------- -------------------------- -------------------------
             Irrigated Farm     N/A                                Area for Residential      N/A
                  Land                                                    Houses
 --------- ------------------- ----------------------- --------- -------------------------- -------------------------
          Wood Land             N/A                        Area for Transportation Use       N/A
 ----------------------------- ----------------------- ------------------------------------ -------------------------
         Forest Land            N/A                        Area for Transportation Use       N/A
 ----------------------------- ----------------------- ------------------------------------ -------------------------
         Pasture Land          N/A                           Land Not yet Cultivated        N/A
 ----------------------------- ----------------------- ------------------------------------ -------------------------

Land Use Certificate No.| | 1996 | |02250052

                                                Use Certificate of State Owned Land
--------------------------------- ----------------------------------------------------------------------------------
Land User                         Jiaozuo Yi Wan Hotel Co., Ltd.
--------------------------------- ----------------------------------------------------------------------------------
Address                           Maying Village, Zhandian Town, Wuzhi County
--------------------------------- ----------------------------------------------------------------------------------
No. of the Figure
--------------------------------- ----------------------------------------------------------------------------------
No. of the Plot
--------------------------------- ----------------------------------------------------------------------------------
Purpose                           Agriculture
--------------------------------- ----------------------------------------------------------------------------------
Granted for Time of Use           50 years
--------------------------------- ----------------------------------------------------------------------------------
            From J1 to J2 is the neighboring Zhengzhou----Changping Highway.
            From J2 to J3 is the neighboring the Administration Bureau of People's Victory Canal.
Four        From J3 to J4 is the neighboring the Administration Bureau of People's Victory Canal.
Boundaries  From J4 to J1 is the neighboring Songzhuang village.
----------- --------------------------------------------------------------------------------------------------------
Filled by
                                  //Seal of Wuzhi County Land Administration Bureau//
                                                                                                September 23, 1996.
----------- --------------------------------------------------------------------------------------------------------

                                                     Town Land | | Square Meters | |
------------------------------------- -------------------------------------------------------------------------------
         Used Area of Land                                        96,073.3 square meters
------------------------------------- -------------------------------------------------------------------------------
    Land Available for Building                                    510.0 square meters
------------------------------------- -------------------------------------------------------------------------------
   Shared Right of Use Land Area       N/A
------------------------------------- -------------------------------------------------------------------------------
            Shared Area                N/A
------------------------------------- -------------------------------------------------------------------------------
             Land Grade                N/A
------------------------------------- -------------------------------------------------------------------------------

                                                          Rural Land (mu)
 ------------------------------------ -------------------------------------------------------------------------------
             Total Area                N/A
 --------------------------------------------------------------------------------------------------------------------
                                          Areas of Different Types of Land
 ----------------------------- ----------------------- ------------------------------------ -------------------------
          Farm Land             N/A                       Residential Area and Land for      N/A
                                                            Industrial and Mining Use
 --------- ------------------- ----------------------- --------- -------------------------- -------------------------
           Non-irrigated       N/A                               Area for Enterprises       N/A
           Farm Land
 --------- ------------------- ----------------------- --------- -------------------------- -------------------------
             Irrigated Farm     N/A                                Area for Residential      N/A
                  Land                                                    Houses
 ----------------------------- ----------------------- ------------------------------------ -------------------------
          Wood Land             N/A                        Area for Transportation Use       N/A
 ----------------------------- ----------------------- ------------------------------------ -------------------------
         Forest Land            N/A                        Area for Transportation Use       N/A
 ----------------------------- ----------------------- ------------------------------------ -------------------------
         Pasture Land          N/A                           Land Not yet Cultivated        N/A
 ----------------------------- ----------------------- ------------------------------------ -------------------------